SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2003

Insignia Solutions plc

(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

41300 CHRISTY STREET FREMONT, CALIFORNIA 94538 UNITED STATES OF AMERICA		THE MERCURY CENTRE, WYCOMBE LANE WOOBURN GREEN HIGH WYCOMBE, BUCKS HP10 0HH UNITED KINGDOM

(Address of principal executive offices) (Zip code)

(510) 360-3700
(44) 1628-539500
(Registrant’s telephone number, including area code)

The undersigned registrant, Insignia Solutions plc, hereby amends and restates Item 7 of its Current Report on Form 8-K, filed May 8, 2003, to provide the financial information required by Item 7.

Item 7.    Financial Statements and Exhibits

(a)                                  Financial Statements of Business Acquired

Not applicable

(b)                                 Pro Forma Financial Information.

The required pro forma financial information is included as Exhibit 99.1 to this Report.

Exhibits.  The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.78	Asset Purchase Agreement between between Insignia Solutions plc (and subsidiaries) and esmertec A.G. dated March 4, 2003*

10.79	Debenture Agreement between Insignia Solutions plc (and subsidiaries) and esmertec A.G. dated February 7, 2003*

10.80	Loan Agreement between Insignia Solutions plc (and subsidiaries) and esmertec A.G. dated February 7, 2003*

10.81	Guaranty Supplement Agreement between Insignia Solutions Inc. and esmertec A.G. dated February 7, 2003*

10.82	Security Agreement between Insignia Solutions Inc. and esmertec A.G. dated February 7, 2003*

10.83	Intellectual Property Agreement between Insignia Solutions plc and esmertec A.G. dated March 4, 2003*

10.84	Master Distribution and License Agreement between Insignia Solutions plc and esmertec A.G. dated March 4, 2003*

99.1	Pro forma condensed consolidated financial statements of the registrant

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Solutions plc
(Registrant)

Date: July 10, 2003	By:	/s/ Linda C. Potts
Linda C. Potts
Vice President and Chief Financial Officer

CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Exhibit Number	Description

10.78	Asset Purchase Agreement between between Insignia Solutions plc (and subsidiaries) and esmertec A.G. dated March 4, 2003*

10.79	Debenture Agreement between Insignia Solutions plc (and subsidiaries) and esmertec A.G. dated February 7, 2003*

10.80	Loan Agreement between Insignia Solutions plc (and subsidiaries) and esmertec A.G. dated February 7, 2003*

10.81	Guaranty Supplement Agreement between Insignia Solutions Inc. and esmertec A.G. dated February 7, 2003*

10.82	Security Agreement between Insignia Solutions Inc. and esmertec A.G. dated February 7, 2003*

10.83	Intellectual Property Agreement between Insignia Solutions plc and esmertec A.G. dated March 4, 2003*

10.84	Master Distribution and License Agreement between Insignia Solutions plc and esmertec A.G. dated March 4, 2003*

99.1	Pro forma condensed consolidated financial statements of the registrant

*                                         Previously filed